Exhibit 99.1

FlexShopper, Inc. Reports 2023 Fourth Quarter and Year End Financial Results

BOCA RATON, Fla., April 1, (GLOBE NEWSWIRE) -- FlexShopper, Inc. (Nasdaq:FPAY) (“FlexShopper”), a leading national online lease-to-own (“LTO”) retailer and payment solution provider for underserved consumers, today announced its financial results for the quarter ended December 31, 2023.

Results for Quarter Ended December 31, 2023, vs. Quarter Ended December 31, 2022:

●	Total fundings increased 12.0% to $35.4 million from $31.6 million

●	Total net lease and loan revenues and fees increased 40.9% to $30.3 million from $21.5 million

●	Gross profit increased 315.8% to $15.8 million from $3.8 million

●	Adjusted EBITDA[1] increased by $12.0 million to $8.1 million from ($3.9) million

●	Operating income of $5.6 million compared with operating loss of $5.5 million

●	Net loss attributable to common stockholders of $(715) thousand, or $(0.03) per diluted share, compared to net income attributable to common stockholders of $6.0 million, or $0.27 per diluted share

Results for Twelve Months Ended December 31, 2023, vs. Twelve Months Ended December 31, 2022:

●	Total fundings increased 7.7% to $120.4 million from $111.8 million

●	Total net lease and loan revenues and fees increased 3.4% to $117.0 million from $113.1 million

●	Gross profit increased 47.4% to $54.7 million from $37.1 million

●	Adjusted EBITDA[1] increased by $23.7 million to $23.2 million compared to ($0.5) million

●	Operating income of $13.7 million compared with operating loss of $6.3 million

●	Net loss attributable to common stockholders of $8.3 million, or $(0.51) per diluted share, compared to net income attributable to common stockholders of $9.9 million, or $0.44 per diluted share

¹	Adjusted EBITDA is a non-GAAP financial measure. Refer to the definition and reconciliation of this measure under “Non-GAAP Measures”.

Subsequent Events:

On March 27, 2024, FlexShopper refinanced all the obligations under the 2015 Credit Agreement owed to the Administrative Agent and the lenders, and all liens held by any of the lenders or the Administrative Agent, were discharged and released. The Administrative Agent, the lenders and FlexShopper terminated the 2015 Credit Agreement.

On March 27, 2024, FlexShopper, through a wholly owned subsidiary (“Borrower”), entered into a new credit agreement (the “2024 Credit Agreement”) with Computershare Trust Company, National Association, as paying agent, various lenders from time to time party thereto and Powerscourt Investment 50, LP, an affiliate of Waterfall Asset Management, LLC, as administrative agent and lender (“Lender”). The Borrower is permitted to borrow funds under the 2024 Credit Agreement based on the Company’s cash on hand and the Amortized Order Value of its Eligible Leases (as defined in the 2024 Credit Agreement), less certain deductions described in the 2024 Credit Agreement. Under the terms of the 2024 Credit Agreement, subject to the satisfaction of certain conditions, the Borrower may borrow up to $150,000,000 from the Lender until the Commitment Termination Date and must repay all borrowed amounts one year thereafter, on the date that is 12 months following the Commitment Termination Date (unless such amounts become due or payable on an earlier date pursuant to the terms of the Credit Agreement). The Commitment Termination Date is April 1, 2026. The Company granted a security interest to the Lender in certain leases and loans as collateral under the 2024 Credit Agreement. The interest rate charged on amounts borrowed is SOFR plus 9% per annum.

The 2024 Credit Agreement includes customary events of default, including, among others, failures to make payment of principal and interest, deficiencies in the borrowing base, and bankruptcy events.

Conference Call and Webcast Details

Conference call

Date: Tuesday, April 2, 2024

Time: 8:30 a.m. Eastern Time

Participant Dial-In Numbers:

Domestic callers: (877) 407-2988

International callers: +1 (201) 389-0923

Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=gSrwUmm0

The call will also be simultaneously webcast over the Internet via the “Investor” section of the Company’s website at www.flexshopper.com or by clicking on the conference call link:

https://hd.choruscall.com/InComm/?callme=true&passcode=13730035&h=true&info=company&r=true&B=6

An audio replay of the call will be archived on the Company’s website.

FLEXSHOPPER, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

	For the years ended December 31,
	2023	2022

Revenues:
Lease revenues and fees, net	$91,943,729	$105,936,072
Loan revenues and fees, net of changes in fair value	25,031,278	7,120,101
Total revenues	116,975,007	113,056,173

Costs and expenses:
Depreciation and impairment of lease merchandise	56,288,128	72,556,431
Loan origination costs and fees	6,007,598	3,384,013
Marketing	7,620,795	11,031,695
Salaries and benefits	12,499,099	10,991,477
Operating expenses	24,547,729	21,395,767
Net change in fair value of promissory note related to acquisition	(3,678,689)	-
Total costs and expenses	103,284,660	119,359,383

Operating income/ (loss)	13,690,347	(6,303,210)

Gain on bargain purchase	-	14,461,274
Interest expense including amortization of debt issuance costs	(18,913,773)	(11,161,396)
Loss before income taxes	(5,223,426)	(3,003,332)
Benefit from income taxes	989,809	16,635,051
Net (loss)/ income	(4,233,617)	13,631,719

Dividends on Series 2 Convertible Preferred Shares	4,103,638	3,730,580
Net (loss)/ income attributable to common and Series 1 Convertible Preferred shareholders	$(8,337,255)	$9,901,139

Basic and diluted (loss)/ income per common share:
Basic	$(0.51)	$0.45
Diluted	$(0.51)	$0.44

WEIGHTED AVERAGE COMMON SHARES:
Basic	16,260,349	21,646,896
Diluted	16,260,349	22,425,354

FLEXSHOPPER, INC.

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2023	2022

ASSETS
CURRENT ASSETS:
Cash	$4,413,130	$6,051,713
Restricted cash	-	121,636
Lease receivables, net	44,795,090	35,540,043
Loan receivables at fair value	35,794,290	32,932,504
Prepaid expenses and other assets	3,300,677	3,489,136
Lease merchandise, net	29,131,440	31,550,441
Total current assets	117,434,627	109,685,473

Property and equipment, net	9,308,859	8,086,862
Right of use asset, net	1,237,010	1,406,270
Intangible assets, net	13,391,305	15,162,349
Other assets, net	2,175,215	1,934,728
Deferred tax asset, net	12,943,361	12,013,828
Total assets	$156,490,377	$148,289,510

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$7,139,848	$6,511,943
Accrued payroll and related taxes	578,197	310,820
Promissory notes to related parties, including accrued interest	198,624	1,209,455
Accrued expenses	3,972,397	3,988,093
Lease liability - current portion	245,052	208,001
Total current liabilities	12,134,118	12,228,312
Loan payable under credit agreement to beneficial shareholder, net of unamortized issuance costs of $70,780 at December 31,2023 and $352,252 at December 31,2022	96,384,220	80,847,748
Promissory notes to related parties, net of unamortized issuance costs of $649,953 at December 31, 2023 and $0 at December 31, 2022, and net of current portion	10,100,047	10,750,000
Promissory note related to acquisition, net of discount of $1,165,027 at December 31, 2022	-	3,158,471
Loan payable under Basepoint credit agreement, net of unamortized issuance costs of $92,963 at December 31, 2023	7,319,641	-
Purchase consideration payable related to acquisition	-	8,703,684
Lease liabilities, net of current portion	1,321,578	1,566,622
Total liabilities	127,259,604	117,254,837

STOCKHOLDERS’ EQUITY
Series 1 Convertible Preferred Stock, $0.001 par value - authorized 250,000 shares, issued and outstanding 170,332 shares at $5.00 stated value	851,660	851,660
Series 2 Convertible Preferred Stock, $0.001 par value - authorized 25,000 shares, issued and outstanding 21,952 shares at $1,000 stated value	21,952,000	21,952,000
Common stock, $0.0001 par value- authorized 40,000,000 shares, issued and outstanding 21,752,304 shares at December 31, 2023 and 21,750,804 shares at December 31, 2022	2,176	2,176
Treasury shares, at cost- 164,029 shares at 2023	(166,757)	-
Additional paid in capital	42,415,894	39,819,420
Accumulated deficit	(35,824,200)	(31,590,583)
Total stockholders’ equity	29,230,773	31,034,673
	$156,490,377	$148,289,510

FLEXSHOPPER, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31, 2023 and 2022

	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)/ income	$(4,233,617)	$13,631,719
Adjustments to reconcile net (loss)/ income to net cash used in operating activities:
Depreciation and impairment of lease merchandise	56,288,128	72,556,431
Other depreciation and amortization	7,881,110	4,769,614
Amortization of debt issuance costs	571,538	228,843
Amortization of discount on the promissory note related to acquisition	236,952	19,747
Compensation expense related to stock-based compensation	1,677,708	997,830
Provision for doubtful accounts	42,505,647	57,420,480
Interest in kind added to promissory notes balance	-	155,093
Deferred income tax	(929,533)	(17,282,364)
Net change in fair value of promissory note related to acquisiton	(3,678,689)	-
Gain on bargain purchase	-	(14,461,274)
Net changes in the fair value of loan receivables at fair value	(10,217,854)	9,559,979
Changes in operating assets and liabilities, net of effects of acquisition:
Lease receivables	(51,760,694)	(67,487,369)
Loan receivables at fair value	7,356,068	(25,612,049)
Prepaid expenses and other assets	177,169	(1,670,836)
Lease merchandise	(53,869,127)	(63,164,760)
Purchase consideration payable related to acquisition	208,921	164,102
Promissory note related to acquisition	283,266	-
Lease liabilities	(30,268)	(14,488)
Accounts payable	627,905	(1,976,844)
Accrued payroll and related taxes	267,377	(80,258)
Accrued expenses	(26,527)	1,009,468
Net cash used in operating activities	(6,664,520)	(31,236,936)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash acquired in business combination	-	2,938,355
Purchases of property and equipment, including capitalized software costs	(6,335,276)	(6,498,115)
Purchases of data costs	(1,225,983)	(1,640,885)
Net cash used in investing activities	(7,561,259)	(5,200,645)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loan payable under credit agreement	18,050,000	36,455,000
Repayment of loan payable under credit agreement	(2,795,000)	(5,730,000)
Repayment of loan payable under Basepoint credit agreement	(1,500,000)	-
Repayment of promissory notes to related parties	(1,000,000)	-
Debt issuance related costs	(115,403)	(166,745)
Proceeds from exercise of stock options	1,185	261,505
Proceeds from promissory notes to related parties	-	7,000,000
Principal payment under finance lease obligation	(8,465)	(11,184)
Repayment of purchase consideration payable related to acquisition	-	(283,266)
Repayment of installment loan	-	(9,022)
Purchases of Treasury Stock	(166,757)	-
Net cash provided by financing activities	12,465,560	37,516,288

(DECREASE)/ INCREASE IN CASH and RESTRICTED CASH	(1,760,219)	1,078,707

CASH and RESTRICTED CASH, beginning of period	6,173,349	5,094,642

CASH and RESTRICTED CASH, end of period	$4,413,130	$6,173,349

Supplemental cash flow information:
Interest paid	$17,337,292	$10,289,334
Due date extension of warrants	$917,581	$-
Noncash investing and financing activities
Acquisition of loan receivables at fair value	$-	$13,320,326
Acquisition of property and equipment	-	136,249
Acquisition of intangible assets	-	15,307,894
Acquisition of purchase consideration payable related to acquisition	-	8,539,582
Acquisition of accounts payable	-	506,607
Acquisition of deferred tax liability	-	4,773,370
Issuance of promissory note related to acquisition	-	3,421,991

Non-GAAP Measures

We regularly review a number of metrics, including the following key metrics, to evaluate our business, measure our performance, identify trends affecting our business, formulate financial projections and make strategic decisions.

Adjusted EBITDA represents net income before interest, stock-based compensation, taxes, depreciation (other than depreciation of leased merchandise), amortization, and one-time or non-recurring items. We believe that Adjusted EBITDA provides us with an understanding of one aspect of earnings before the impact of investing and financing charges and income taxes.

Key performance metrics for the years ended December 31, 2023 and 2022 were as follows:

	2023	2022	$ Change	% Change
Adjusted EBITDA:
Net (loss)/ income	$(4,233,617)	$13,631,719	$(17,865,336)	(131.1)
Income taxes	(989,809)	(16,635,051)	15,645,242	(94.0)
Amortization of debt issuance costs	571,538	228,843	342,695	149.8
Amortization of discount on the promissory note related to acquisition	236,952	19,746	217,206	1,100.0
Other amortization and depreciation	7,881,110	4,769,614	3,111,496	65.2
Interest expense	18,105,282	10,912,808	7,192,474	65.9
Stock-based compensation	1,677,708	997,830	679,878	68.1
Gain on bargain purchase	-	(14,461,274)	14,461,274
Adjusted EBITDA	$23,249,164	$(535,765)	$23,784,929	(4,439.4)

The Company refers to Adjusted EBITDA in the above table as the Company uses this measure to evaluate operating performance and to make strategic decisions about the Company. Management believes that Adjusted EBITDA provides relevant and useful information which is widely used by analysts, investors and competitors in its industry in assessing performance.

About FlexShopper

FlexShopper, Inc. (FPAY) is a financial technology company that provides electronics, home furnishings and other durable goods to underserved consumers on a lease-to-own (LTO) basis through its patented e-commerce marketplace (www.FlexShopper.com). FlexShopper also provides LTO and loan technology platforms to a growing number of retailers and e-retailers to facilitate transactions with consumers without access to traditional financing.

Forward-Looking Statements

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate,” or other comparable terms. Examples of forward-looking statements include, among others, statements we make regarding expectations of lease originations, the expansion of our lease-to-own program; expectations concerning our partnerships with retail partners; investments in, and the success of, our underwriting technology and risk analytics platform; our ability to collect payments due from customers; expected future operating results and expectations concerning our business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including, among others, the following: our ability to obtain adequate financing to fund our business operations in the future; the failure to successfully manage and grow our FlexShopper.com e-commerce platform; our ability to maintain compliance with financial covenants under our credit agreement; our dependence on the success of our third-party retail partners and our continued relationships with them; our compliance with various federal, state and local laws and regulations, including those related to consumer protection; the failure to protect the integrity and security of customer and employee information; and the other risks and uncertainties described in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q. The forward-looking statements made in this release speak only as of the date of this release, and FlexShopper assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Contact:

FlexShopper, Inc.

Investor Relations

ir@flexshopper.com

FlexShopper, Inc.